                               STATE OF DELAWARE
                                                        PAGE 1
                       OFFICE OF THE SECRETARY OF STATE

                       ________________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "RIGGS CAPITAL", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF NOVEMBER, A.D. 1996, AT 4:30 O'CLOCK P.M.


               [STAMP APPEARS HERE]          /s/ Edward J. Freel
                                        ------------------------------------
                                        Edward J. Freel, Secretary of State
2684760 8100
                                        AUTHENTICATION:     8194947
960334353
                                                  DATE:     11-15-96

                             CERTIFICATE OF TRUST

                                      OF

                                 RIGGS CAPITAL

          This Certificate of Trust of Riggs Capital (the "Trust"), dated November 15, 1996, is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

               1. Name. The name of the business trust being formed hereby is Riggs Capital.

               2. Delaware Trustees. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of November 15, 1996.

               IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                   THE BANK OF NEW YORK
                                       (DELAWARE), as Trustee



                                   By:/s/ Melissa J. Beneduce
                                      -----------------------
                                      Name:  MELISSA J. BENEDUCE
                                      Title: Assistant Vice President


                                      _______________________
                                      Linda A. Madrid,
                                             as Trustee

                                      _______________________
                                      Timothy C. Coughlin
                                             as Trustee


     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
 FILED 04:30 PM 11/15/1996
    960334353 - 2684760

                             CERTIFICATE OF TRUST

                                      OF

                                 RIGGS CAPITAL


     This Certificate of Trust of Riggs Capital (the "Trust"), dated November 15, 1996, is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

          1. Name. The name of the business trust being formed hereby is Riggs Capital.

          2. Delaware Trustees. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711.

          3. Effective Date. This Certificate of Trust shall be effective as of November 15, 1996.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                                   THE  BANK  OF  NEW  YORK
                                                    (DELAWARE), as Trustee


                                                   By: ________________________
                                                       Name:
                                                       Title:


                                                         /s/ Linda A. Madrid
                                                         -----------------------
                                                         Linda A. Madrid,
                                                             as Trustee


                                                         /s/ Timothy C. Coughlin
                                                         -----------------------
                                                         Timothy C. Coughlin
                                                             as Trustee